Net Loss per Common Share applicable to Common Stockholders	12 Months Ended
Dec. 31, 2012
Net Loss Per Common Share Applicable to Common Stockholders [Abstract]
Net Loss per Common Share applicable to Common Stockholders

11. Net Loss per Common Share Applicable to Common Stockholders

For the years ended December 31, 2012 and 2011, basic and diluted net loss per common share applicable to common stockholders is computed using the weighted average number of shares of common stock outstanding during the period. Diluted net loss per common share applicable to common stockholders is the same as basic net loss per common share applicable to common stockholders as the effects of the Company’s potential common stock equivalents are antidilutive. Total antidilutive securities were 33,332,000 and 16,005,000 at December 31, 2012 and 2011, respectively, and consist of stock options, preferred stock and warrants.

For the year ended December 31, 2012, net loss per common share applicable to common stockholders reflects $3.2 million in preferred stock accretion and dividends, including $1.2 million related to the BCF of the Series D preferred stock that has been accreted to preferred dividends, $0.7 million in dividends payable on shares of our Series D preferred stock and $1.3 million related to the BCF of the Series E preferred stock that has been accreted to preferred dividends. For the year ended December 31, 2011, net loss per common share applicable to common stockholders reflects $4.5 million in preferred stock accretion and dividends, including $4.4 million related to the BCF of the Series D preferred stock that has been accreted to preferred dividends, and $0.1 million in dividends payable on shares of our Series D preferred stock.